UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013 (October 30, 2013)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2013, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 30, 2013. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2013, the Board of Directors elected each of Stuart M. Essig and David S. Simmons as directors of Owens & Minor, Inc. (the “Company”) to serve until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. In addition, the Board named Mr. Essig to serve on the Compensation & Benefits Committee and Strategic Planning Committee and named Mr. Simmons to serve on the Audit Committee and Strategic Planning Committee. In connection with their appointments as directors, each of Mr. Essig and Mr. Simmons will receive a cash retainer of $15,000 and $45,000 in restricted stock (based on the market price of the Company’s common stock on the date of grant) with a one-year vesting period. This compensation is consistent with the annual cash and stock retainers paid to the Company’s other non-employee directors in 2013 and pro-rated for the number of months they will serve until the 2014 Annual Meeting of Shareholders. The Company issued a press release announcing these new director appointments on October 30, 2013, a copy of which is included as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2013, the Board of Directors amended the Bylaws of the Company to increase the number of directors constituting the Board of Directors from 9 to 11 in connection with the appointment of two new directors as discussed in Item 5.02 above. The Amended and Restated Bylaws of the Company are included as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Amended and Restated Bylaws of the Company

99.1	Press Release issued by the Company on November 4, 2013 regarding Third Quarter Financial Results (furnished pursuant to Item 2.02).

99.2	Press Release issued by the Company on October 30, 2013 announcing Addition of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: November 5, 2013	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company

99.1	Press Release issued by the Company on November 4, 2013 regarding Third Quarter Financial Results (furnished pursuant to Item 2.02).

99.2	Press Release issued by the Company on October 30, 2013 announcing Addition of Directors